______________________________________________________________________________
WAIVER AND FIFTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
among
GASTAR EXPLORATION USA, INC.
THE GUARANTORS SIGNATORY HERETO
THE LENDERS SIGNATORY HERETO
and
AMEGY BANK NATIONAL ASSOCIATION,
as Administrative Agent

Effective
March 6, 2013
______________________________________________________________________________
Table of Contents
Article I    DEFINITIONS AND INTERPRETATION    1
1.1    Terms Defined Above    1
1.2    Terms Defined in Credit Agreement    2
1.3    References    2
1.4    Articles and Sections    2
1.5    Number and Gender    2
Article II    WAIVER    2
2.1    Waiver    2
2.2    Limitation on Waiver    3
Article III    AMENDMENTS    3
3.1    Amendment to Section 6.1    3
3.2    Amendments to Section 6.9    3
3.3    Amendment to Section 6.14    3
3.4    Amendment to Section 6.15    3
3.5    Amendment to Section 6.16    4
3.6    Amendment to Exhibit III    4
Article IV    REPRESENTATIONS AND WARRANTIES    4
Article V    RATIFICATION AND ACKNOWLEDGMENTS    4
Article VI    CONDITION TO EFFECTIVENESS    4
Article VII    MISCELLANEOUS    5
7.1    Successors and Assigns    5
7.2    Rights of Third Parties    5
7.3    Counterparts    5
7.4    Integration    5
7.5    Severability    5
7.6    Governing Law    5

WAIVER AND FIFTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
This WAIVER AND FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of March 6, 2013 (the “Effective Date”) is by and among GASTAR EXPLORATION USA, INC., a Delaware corporation (the “Borrower”), GASTAR EXPLORATION, LTD., an Alberta, Canada corporation (the “Parent”), GASTAR EXPLORATION NEW SOUTH WALES, INC., a Michigan corporation (“Gastar New South Wales”), GASTAR EXPLORATION TEXAS, INC., a Michigan corporation (“Gastar Texas Inc”), GASTAR EXPLORATION TEXAS, LP, a Delaware limited partnership (“Gastar Texas LP”), and GASTAR EXPLORATION TEXAS LLC, a Delaware limited liability company (“Gastar Texas LLC”, and the Parent, Gastar New South Wales, Gastar Texas Inc., Gastar Texas LP and Gastar Texas LLC, collectively, the “Guarantors”), the lenders party to that certain Amended and Restated Credit Agreement dated effective October 28, 2009, as amended to the Effective Date, by and among the Borrower, the Guarantors, Gastar Exploration Victoria, Inc., a Michigan corporation, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Amegy Bank National Association, a national banking association, as administrative agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and certain other parties (as so amended, the “Credit Agreement”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement;
WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders waive the obligation of the Borrower to be in compliance with the requirement of Section 6.14 of the Credit Agreement for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, and the Agent and the Lenders have agreed to do so as provided in this Amendment; and
WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent desire to amend the Credit Agreement in the particulars hereinafter provided;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:
Article I

DEFINITIONS AND INTERPRETATION
1.1    Terms Defined Above. As used in this Waiver and Fifth Amendment to Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Gastar New South Wales,” “Gastar Texas Inc,” “Gastar Texas LLC,” “Gastar Texas LP,” “Guarantors,” Lenders” and “Parent,” shall have the meaning assigned to such term hereinabove.
1.2    Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.
1.3    References. References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.
1.4    Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.
1.5    Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.
ARTICLE II

WAIVER
2.1    Waiver. The Agent and the Lenders waive the obligation of the Borrower to be in compliance with the requirement of Section 6.14 of the Credit Agreement for the calendar quarter ending December 31, 2012.
2.2    Limitation on Waiver. Except for the waiver set forth above in Schedule 2.1, nothing contained herein shall otherwise be deemed a consent to any violation of, or a waiver of compliance with, any term, provision or condition set forth in any of the Loan Documents or a consent to or waiver of any other or future violations, breaches, Defaults or Events of Default.
ARTICLE III

AMENDMENTS
Effective as of the Effective Date, the Borrower, the Guarantors, the Lenders and the Agent hereby amend the Credit Agreement in the following particulars:
3.1    Amendment to Section 6.1. Section 6.1 of the Credit Agreement is amended to substitute the following for clause (i) in the proviso appearing in clause (c) of the proviso to such Section 6.1:
“(i) such other Commodity Hedge Agreements shall not be for a term in excess of five years;”.
3.2    Amendments to Section 6.9. Section 6.9 of the Credit Agreement is amended to (a) substitute “five percent (5%)” for “ten percent (10%)” appearing in clause (vi) of clause (a) of the proviso to such Section 6.9 and (b) substitute “$12,100,000” for “$10,000,000” appearing in clause (A) of clause (vi) of clause (a) of the proviso to such Section 6.9.
3.3    Amendment to Section 6.14. Section 6.14 of the Credit Agreement is amended to read as follows in its entirety:
“6.14    Current Ratio. Permit the ratio, determined as of the end of each quarter of each fiscal year of the Parent, commencing with that ending December 31, 2009, of Current Assets to Current Liabilities (subtracting from Current Liabilities, but only as to quarters ending during 2013, advances from non-operators) to be less than 1.00 to 1.00 for quarters ending through December 31, 2012, 0.60 to 1.00 for quarters ending during 2013 and 1.00 to 1.00 for quarters ending subsequent to December 31, 2013.”
3.4    Amendment to Section 6.15. Clause (b) of Section 6.15 of the Credit Agreement is amended to read as follows in its entirety:
“(b) EBITDA determined as follows for each indicated calendar quarter:
Quarter End                Calculation
March 31, 2013            EBITDA for the period
                        July 1, 2012 through
                        March 31, 2013
                        multiplied by one
                        and one-third
June 30, 2013                EBITDA for the preceding
    and thereafter                four quarterly periods
                        (including that ended
                        on the date of determination)

3.5    Amendment to Section 6.16. Section 6.16 of the Credit Agreement is amended to substitute “determined as provided in Section 6.15” for “for the preceding four quarterly periods (including that ended on the date of determination)” appearing immediately after “EBITDA” in clause (a) of such Section 6.16.
3.6    Amendment to Exhibit III. Subsection (a) of Section 2 of the form of Compliance Certificate constituting Exhibit III to the Credit Agreement is amended to read as follows in its entirety:
“(a)    Section 6.14: Current Ratio
Required                Actual
Not less than ___ to 1.00        ___ to 1.00”.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Each of the Borrower and the Guarantors expressly re-makes, in favor of the Agent and the Lenders, each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents and made by it and represents and warrants that all such representations and warranties remain true and correct.
ARTICLE V

RATIFICATION AND ACKNOWLEDGMENTS
Each of the Borrower, the Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.
ARTICLE VI

CONDITION TO EFFECTIVENESS
The effectiveness of this Amendment is subject to receipt by the Agent, for the accounts of the Lenders on the basis of their respective Percentage Shares, of payment by the Borrower, in immediately available funds, of a fee in the amount of $62,500 in connection with this Amendment. Upon receipt by the Agent of payment of such fee, this Amendment shall be effective as of the Effective Date.
ARTICLE VII

MISCELLANEOUS
7.1    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
7.2    Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.
7.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.
7.4    Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.
7.5    Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
7.6    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICTS OF LAW.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Fifth Amendment to Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.
BORROWER:

GASTAR EXPLORATION USA, INC.

By: /s/ Michael A. Gerlich
    Michael A. Gerlich
    Secretary and Treasurer

GUARANTORS:

GASTAR EXPLORATION LTD.
By: /s/ Michael A. Gerlich
    Michael A. Gerlich
    Vice President and
    Chief Financial Officer

GASTAR EXPLORATION NEW SOUTH
WALES, INC.

By: /s/ Michael A. Gerlich
    Michael A. Gerlich
    Secretary and Treasurer

(Signatures continue on following pages)

GASTAR EXPLORATION TEXAS, INC.

By: /s/ Michael A. Gerlich
    Michael A. Gerlich
    Secretary and Treasurer

GASTAR EXPLORATION TEXAS, LP

By:    Gastar Exploration Texas LLC,
    its General Partner

By: /s/ Michael A. Gerlich
    Michael A. Gerlich
    Secretary and Treasurer

GASTAR EXPLORATION TEXAS LLC

By: /s/ Michael A. Gerlich
    Michael A. Gerlich
    Secretary and Treasurer

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AGENT:

AMEGY BANK NATIONAL ASSOCIATION
as Agent

By:    /s/ Mark A. Serice
    Mark A. Serice
    Senior Vice President

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:    /s/ Mark A. Serice
    Mark A. Serice
    Senior Vice President

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LENDER:

BANK OF MONTREAL

By:    /s/ Kevin Utsey
    Kevin Utsey
    Director

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LENDER:

IBERIABANK

By:    /s/ W. Bryan Chapman
    W. Bryan Chapman
    Executive Vice President

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COMERICA BANK

By:    /s/ Justin Crawford
Name:    Justin Crawford
Title:    Senior Vice President

(Signatures continue on following page)

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:    /s/ Stephanie Harrell
Name:    Stephanie Harrell
Title:    Assistant Vice President